UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2016

Azure Midstream Partners, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36018	46-2627595
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12377 Merit Drive, Suite 300
Dallas, Texas 75251

(address of principal executive offices) (zip code)

(972) 674-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2016, W. Keith Maxwell III resigned from the board of directors of Azure Midstream Partners GP, LLC the Partnership’s general partner.

Mr. Maxwell’s resignation letter did not state any disagreement with the Partnership or on any matter relating to the Partnership’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press release of Azure Midstream Partners, LP, dated February 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2016	AZURE MIDSTREAM PARTNERS, LP

	By:	Azure Midstream GP, LLC, its general partner

	By:	/s/ Amanda Bush
Amanda Bush
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press release of Azure Midstream Partners, LP, dated February 22, 2016